Exhibit 99.1

                   SUN HEALTHCARE GROUP INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 31, 1998



SUMMARIZED CONSOLIDATING INFORMATION

     In connection with the Company's offering of $250,000,000 aggregate principal amount of 9 1/2% Senior Subordinated Notes due 2007 (the "9 1/2% Notes") in July 1997 and $150,000,000 aggregate principal amount of 9 3/8% Senior Subordinated Notes due 2008 in May 1998 (the "2008 Notes", and together with the 9 1/2% Notes, the "Notes"), all direct and indirect subsidiaries of the Company other than the Company's direct and indirect foreign subsidiaries, CareerStaff and its direct and indirect subsidiaries, and certain other immaterial subsidiaries of the Company (the "Guarantors") have, jointly and severally, unconditionally guaranteed the Notes. These guarantees are subordinated to all existing and future senior debt and guarantees of the Guarantors and are unsecured.

     The Company conducts substantially all of its business through and derives virtually all of its income from its subsidiaries. Therefore, the Company's ability to make required payments with respect to its indebtedness (including the Notes) and other obligations depends on the financial results and condition of its subsidiaries and its ability to receive funds from its subsidiaries. There are no restrictions on the ability of any of the Company's subsidiaries to transfer funds to the Company, except as provided by appropriate law.

     Pursuant to Rule 3-10 of Regulation S-X, the following summarized consolidating information is for the Company, the wholly-owned Guarantors, and the Company's non-Guarantor subsidiaries with respect to the Notes. This summarized financial information has been prepared from the books and records maintained by the Company, the Guarantors and the non-Guarantor subsidiaries. The summarized financial information may not necessarily be indicative of results of operations or financial position had the Guarantors or non-Guarantor subsidiaries operated as independent entities. The separate financial statements of the Guarantors are not presented because management has determined they would not be material to the investors.

                 SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
                         CONSOLIDATING BALANCE SHEET

                             AS OF MARCH 31, 1998

                                                                              COMBINED      COMBINED
                                                                 PARENT      GUARANTOR    NON-GUARANTOR
                                                                COMPANY     SUBSIDIARIES  SUBSIDIARIES   ELIMINATION  CONSOLIDATED
                                                                -------     ------------  ------------   -----------  ------------
                                                                                         (IN THOUSANDS)
Current assets:
    Cash and cash equivalents                                $   (12,865)    $    9,793    $   4,185     $       -      $    1,113
    Accounts receivable, net                                           -        534,819       68,981        (2,680)        601,120
    Other receivables                                             27,481         18,353        7,876             -          53,710
    Prepaids and other assets                                      5,231         38,176        7,534             -          50,941
    Deferred tax asset                                             7,739              -          882             -           8,621
                                                             -----------     ----------    ---------     ---------      ----------
       Total current assets                                       27,586        601,141       89,458        (2,680)        715,505
                                                             -----------     ----------    ---------     ---------      ----------

    Property and equipment, net                                   36,992        215,131      402,848             -         654,971
    Goodwill, net                                                      -        864,910      170,271             -       1,035,181
    Notes receivable                                              67,424         17,047       13,448             -          97,919
    Other assets                                                  97,012         58,303       24,377             -         179,692
    Investment in subsidiaries                                   607,593              -            -      (607,593)              -
    Deferred tax assets                                            4,718              -            -             -           4,718
                                                             -----------     ----------    ---------     ---------      ----------
       Total assets                                          $   841,325     $1,756,532    $ 700,402     $(610,273)     $2,687,986
                                                             -----------     ----------    ---------     ---------      ----------
                                                             -----------     ----------    ---------     ---------      ----------

Current liabilities:
    Current portion of long-term debt                        $     9,464     $   10,942    $  33,607     $       -      $   54,013
    Current portion of obligations under capital leases              199          1,680          381             -           2,260
    Accounts payable                                              46,480          6,882        8,707        (2,680)         59,389
    Accrued compensation and benefits                             26,613         64,418       10,117             -         101,148
    Accrued interest                                              10,751          1,775        1,780             -          14,306
    Accrued self-insurance obligations                            (5,671)        41,679         (101)            -          35,907
    Other accrued liabilities                                      6,095         35,895       32,607             -          74,597
                                                             -----------     ----------    ---------     ---------      ----------
       Total current liabilities                                  93,931        163,271       87,098        (2,680)        341,620
                                                             -----------     ----------    ---------     ---------      ----------

Long-term debt, net of current portion                         1,377,091         88,490       92,762             -       1,558,343
Obligations under capital leases, net of current portion               5          3,899       76,118             -          80,022
Other long-term liabilities                                            -         39,785        2,130             -          41,915
Deferred tax liabilities                                               -              -        9,963             -           9,963
                                                             -----------     ----------    ---------     ---------      ----------
       Total liabilities                                       1,471,027        295,445      268,071        (2,680)      2,031,863
                                                             -----------     ----------    ---------     ---------      ----------

Intercompany payables / (receivables)                         (1,269,252)     1,130,490      138,762             -               -
Minority interest                                                      -              -       16,573             -          16,573
Total stockholders' equity                                       639,550        330,597      276,996      (607,593)        639,550
                                                             -----------     ----------    ---------     ---------      ----------
       Total liabilities and stockholders' equity            $   841,325     $1,756,532    $ 700,402     $(610,273)     $2,687,986
                                                             -----------     ----------    ---------     ---------      ----------
                                                             -----------     ----------    ---------     ---------      ----------

                   SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
                           CONSOLIDATING BALANCE SHEET

                             AS OF DECEMBER 31, 1997

                                                                                COMBINED      COMBINED
                                                                   PARENT      GUARANTOR    NON-GUARANTOR
                                                                  COMPANY     SUBSIDIARIES  SUBSIDIARIES   ELIMINATION  CONSOLIDATED
                                                                  -------     ------------  ------------   -----------  ------------
                                                                                           (IN THOUSANDS)
Current assets:
    Cash and cash equivalents                                   $    (1,581)    $   20,010    $   2,591     $       -     $   21,020
    Accounts receivable, net                                              -        465,137       58,341          (317)       523,161
    Other receivables                                                11,288         13,848        8,414             -         33,550
    Prepaids and other assets                                           596         31,245        6,599             -         38,440
    Deferred tax asset                                               16,546              -            -             -         16,546
                                                                -----------     ----------    ---------     ---------     ----------
       Total current assets                                          26,849        530,240       75,945          (317)       632,717
                                                                -----------     ----------    ---------     ---------     ----------

    Property and equipment, net                                      30,805        207,488      392,809             -        631,102
    Goodwill, net                                                         -        861,492      169,401             -      1,030,893
    Notes receivable                                                 60,080         17,534       13,448             -         91,062
    Other assets                                                     89,193         58,872       23,833             -        171,898
    Investment in subsidiaries                                      611,846              -            -      (611,846)             -
    Deferred tax assets                                              19,077              -        2,487             -         21,564
                                                                -----------     ----------    ---------     ---------     ----------
       Total assets                                             $   837,850     $1,675,626    $ 677,923     $(612,163)    $2,579,236
                                                                -----------     ----------    ---------     ---------     ----------
                                                                -----------     ----------    ---------     ---------     ----------

Current liabilities:
    Current portion of long-term debt                           $     5,000     $   12,933    $  38,884     $       -     $   56,817
    Current portion of obligations under capital leases                 262          1,415          377             -          2,054
    Accounts payable                                                 34,031         21,379        6,780          (317)        61,873
    Accrued compensation and benefits                                21,870         50,465        6,625             -         78,960
    Accrued interest                                                 16,477          1,233        2,741             -         20,451
    Accrued self-insurance obligations                                  369         34,187         (202)            -         34,354
    Other accrued liabilities                                         6,028         29,876       35,279             -         71,183
                                                                -----------     ----------    ---------     ---------     ----------
       Total current liabilities                                     84,037        151,488       90,484          (317)       325,692
                                                                -----------     ----------    ---------     ---------     ----------

Long-term debt, net of current portion                            1,303,377         93,514       91,970             -      1,488,861
Obligations under capital leases, net of current portion                 17          2,311       76,782             -         79,110
Other long-term liabilities                                               -         41,755          673             -         42,428
Deferred tax liabilities                                             (2,480)             -       12,287             -          9,807
                                                                -----------     ----------    ---------     ---------     ----------
       Total liabilities                                          1,384,951        289,068      272,196          (317)     1,945,898
                                                                -----------     ----------    ---------     ---------     ----------

Intercompany payables / (receivables)                            (1,164,154)     1,058,101      113,895        (7,842)             -
Minority interest                                                         -              -       16,285             -         16,285
Total stockholders' equity                                          617,053        328,457      275,547      (604,004)       617,053
                                                                -----------     ----------    ---------     ---------     ----------
       Total liabilities and stockholders' equity               $   837,850     $1,675,626    $ 677,923     $(612,163)    $2,579,236
                                                                -----------     ----------    ---------     ---------     ----------
                                                                -----------     ----------    ---------     ---------     ----------

                   SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
                      CONSOLIDATING STATEMENTS OF EARNINGS

                    FOR THE THREE MONTHS ENDED MARCH 31, 1998


                                                                             COMBINED       COMBINED
                                                               PARENT       GUARANTOR     NON-GUARANTOR
                                                              COMPANY      SUBSIDIARIES   SUBSIDIARIES    ELIMINATION   CONSOLIDATED
                                                              -------      ------------   ------------    -----------   ------------
                                                                                         (IN THOUSANDS)
Total net revenues                                           $    332        $637,121       $ 105,474        $(1,437)       $741,490
                                                             --------        --------       ---------        -------        --------

Costs and expenses:
    Operating                                                       -         518,316          91,706         (1,437)        608,585
    Corporate general and administrative                       26,717           8,231           4,353              -          39,301
    Provision for losses on accounts
       receivable                                                   -           5,690             323              -           6,013
    Depreciation and amortization                               1,439          13,523           5,512              -          20,474
    Interest, net                                              28,969           1,593           4,578              -          35,140
    Equity interest in (earnings) loss of
       subsidiaries                                                36               -               -            (36)              -
                                                             --------        --------       ---------        -------        --------
          Total costs and expenses                             57,161         547,353         106,472         (1,473)        709,513
                                                             --------        --------       ---------        -------        --------
Earnings (loss) before income taxes
    and intercompany charges                                  (56,829)         89,768            (998)            36          31,977
Intercompany charges (1)                                      (86,099)         84,683           1,416              -               -
                                                             --------        --------       ---------        -------        --------

Earnings (loss) before income taxes                            29,270           5,085          (2,414)            36          31,977
Income taxes                                                   10,883           2,946            (239)             -          13,590
                                                             --------        --------       ---------        -------        --------

Net earnings (loss)                                          $ 18,387        $  2,139       $  (2,175)       $    36        $ 18,387
                                                             --------        --------       ---------        -------        --------
                                                             --------        --------       ---------        -------        --------

                   SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
                      CONSOLIDATING STATEMENTS OF EARNINGS

                    FOR THE THREE MONTHS ENDED MARCH 31, 1997

                                                                              COMBINED       COMBINED
                                                                PARENT       GUARANTOR     NON-GUARANTOR
                                                               COMPANY      SUBSIDIARIES   SUBSIDIARIES    ELIMINATION  CONSOLIDATED
                                                               -------      ------------   ------------    -----------  ------------
                                                                                          (IN THOUSANDS)
Total net revenues                                            $    984        $329,942       $ 69,385        $(1,675)       $398,636
                                                              --------        --------       --------        -------        --------

Costs and expenses:
    Operating                                                        -         270,753         58,825         (1,675)        327,903
    Corporate general and administrative                        11,644           3,497          3,306              -          18,447
    Provision for losses on accounts
       receivable                                                    -           3,012            182              -           3,194
    Depreciation and amortization                                  959           7,104          3,578              -          11,641
    Interest, net                                                7,494             839          2,991              -          11,324
    Equity interest in (earnings) loss of
       subsidiaries                                             (4,093)              -              -          4,093               -
                                                              --------        --------       --------        -------        --------
          Total costs and expenses                              16,004         285,205         68,882          2,418         372,509
                                                              --------        --------       --------        -------        --------
Earnings (loss) before income taxes
    and intercompany charges                                   (15,020)         44,737            503         (4,093)         26,127
Intercompany charges (1)                                       (38,862)         37,900            962              -               -
                                                              --------        --------       --------        -------        --------

Earnings (loss) before income taxes                             23,842           6,837           (459)        (4,093)         26,127
Income taxes                                                     7,905           2,137            148              -          10,190
                                                              --------        --------       --------        -------        --------

Net earnings (loss)                                           $ 15,937        $  4,700       $   (607)       $(4,093)       $ 15,937
                                                              --------        --------       --------        -------        --------
                                                              --------        --------       --------        -------        --------

(1) Through various intercompany agreements entered into by the Company, the Guarantors, and certain of the non-Guarantor subsidiaries, the Company provides management services, and acts on behalf of the Guarantors and certain of the non-Guarantors subsidiaries to make financing available for their operations. The Company charged the Guarantors for management services totaling $47.4 million and $23.6 million for the periods ended March 31, 1998 and 1997, respectively. The Company charged non-Guarantor subsidiaries for management services totaling $0.6 million and $0.3 million for the periods ended March 31, 1998 and 1997, respectively. Intercompany interest charged to the Guarantors for the periods ended March 31, 1998 and 1997 for advances from the Company were $37.2 million, and $14.3 million, respectively. Intercompany interest charged to the non-Guarantor subsidiaries for the three months ended March 31, 1998 and 1997 for advances from the Company was $0.8 million and $0.6 million, respectively.

                   SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
                     CONSOLIDATING STATEMENTS OF CASH FLOWS

                    FOR THE THREE MONTHS ENDED MARCH 31, 1998

                                                                              COMBINED        COMBINED
                                                                 PARENT      GUARANTOR      NON-GUARANTOR
                                                                COMPANY     SUBSIDIARIES    SUBSIDIARIES   ELIMINATION  CONSOLIDATED
                                                                -------     ------------    ------------   -----------  ------------
                                                                                           (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net earnings (loss)                                       $  18,387       $   2,139       $  (2,175)   $     36      $  18,387
     Adjustments to reconcile net earnings
        (loss) to net cash provided by (used
        for) operating activities --
        Equity in earnings in subsidiaries                            36               -               -         (36)             -
        Depreciation and amortization                              1,439          13,523           5,512           -         20,474
        Provision for losses on accounts
            receivable                                                 -           5,690             323           -          6,013
        Other, net                                                 2,494            (358)            (50)          -          2,086
        Changes in operating assets and
            liabilities:
            Accounts receivable                                        -         (75,249)        (10,250)          -        (85,499)
            Other current assets                                  (7,481)        (11,469)         (2,688)          -        (21,638)
            Other current liabilities                             10,428          (1,515)          3,339           -         12,252
            Income taxes payable                                  10,754           1,400              21           -         12,175
                                                               ---------       ---------       ---------    --------      ---------
     Net cash provided by (used for)
        operating activities                                      36,057         (65,839)         (5,968)          -        (35,750)
                                                               ---------       ---------       ---------    --------      ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital expenditures, net                                    (7,245)        (11,861)         (5,723)          -        (24,829)
     Acquisitions, net of cash acquired                                -          (1,502)         (5,837)          -         (7,339)
     Increase in long-term note receivable                        (7,344)            487               -           -         (6,857)
     Other assets expenditures                                    (8,929)         (1,384)            404           -         (9,909)
                                                               ---------       ---------       ---------    --------      ---------
        Net cash used for investing activities                   (23,518)        (14,260)        (11,156)          -        (48,934)
                                                               ---------       ---------       ---------    --------      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Long-term det borrowings                                     86,521              58           1,739           -         88,318
     Long-term det repayments                                     (8,396)         (6,626)         (7,048)          -        (22,070)
     Net proceeds from issuance of common stock                      543               -               -           -            543
     Purchases of treasury stock                                  (1,357)              -               -           -         (1,357)
     Financing fees paid                                            (403)            148               -           -           (255)
     Intercompany advances                                      (100,731)         76,302          24,429           -              -
                                                               ---------       ---------       ---------    --------      ---------
        Net cash provided by (used for) financing
            activities                                           (23,823)         69,882          19,120           -         65,179
                                                               ---------       ---------       ---------    --------      ---------
Effect of exchange rate on cash and cash
     equivalents                                                       -               -            (402)          -           (402)
                                                               ---------       ---------       ---------    --------      ---------
Net increase (decrease) in cash and cash
     equivalents                                                 (11,284)        (10,217)          1,594           -        (19,907)
Cash and cash equivalents at beginning of year                    (1,581)         20,010           2,591           -         21,020
                                                               ---------       ---------       ---------    --------      ---------

Cash and cash equivalents at end of period                     $ (12,865)      $   9,793       $   4,185    $    -        $   1,113
                                                               ---------       ---------       ---------    --------      ---------
                                                               ---------       ---------       ---------    --------      ---------

                   SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
                     CONSOLIDATING STATEMENTS OF CASH FLOWS

                    FOR THE THREE MONTHS ENDED MARCH 31, 1997

                                                                              COMBINED       COMBINED
                                                                   PARENT     GUARANTOR     NON-GUARANTOR
                                                                  COMPANY    SUBSIDIARIES   SUBSIDIARIES   ELIMINATION  CONSOLIDATED
                                                                  -------    ------------   ------------   -----------  ------------
                                                                                           (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net earnings (loss)                                         $  15,937      $   4,700      $    (607)   $  (4,093)    $  15,937
     Adjustments to reconcile net earnings
        (loss) to net cash provided by (used
        for) operating activities --
        Equity in earnings in subsidiaries                          (4,093)             -              -        4,093             -
        Depreciation and amortization                                  959          7,104          3,578            -        11,641
        Provision for losses on accounts
            receivable                                                   -          3,012            182            -         3,194
        Other, net                                                     247           (434)           (85)           -          (272)
        Changes in operating assets and
            liabilities:
            Accounts receivable                                          -        (20,499)        (4,606)           -       (25,105)
            Other current assets                                     7,833         (1,988)           885            -         6,730
            Other current liabilities                               17,650         (1,963)         3,237            -        18,924
            Income taxes payable                                     9,240            259            489            -         9,988
                                                                 ---------      ---------      ---------    ---------     ----------
     Net cash provided by (used for)
        operating activities                                        47,773         (9,809)         3,073            -        41,037
                                                                 ---------      ---------      ---------    ---------     ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital expenditures, net                                      (1,879)        (6,946)        (4,288)           -       (13,113)
     Acquisitions, net of cash acquired                                  -        (24,735)      (142,097)           -      (166,832)
     Proceeds from the sale
        and leaseback of property and equipment                          -         19,009         13,129            -        32,138
     Increase in long-term note receivable                         (17,197)             -              -            -       (17,197)
     Other assets expenditures                                      (1,374)        (3,538)        (6,766)           -       (11,678)
                                                                 ---------      ---------      ---------    ---------     ----------
        Net cash used for investing activities                     (20,450)       (16,210)      (140,022)           -      (176,682)
                                                                 ---------      ---------      ---------    ---------     ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Long-term det borrowings                                      141,603              -          6,817            -       148,420
     Long-term det repayments                                            -           (371)        (1,259)           -        (1,630)
     Net proceeds from issuance of common stock                        342              -              -            -           342
     Financing fees paid                                               (84)           (20)           (16)           -          (120)
     Intercompany advances                                        (167,589)        34,026        133,563            -             -
                                                                 ---------      ---------      ---------    ---------     ----------
        Net cash provided by (used for) financing
            activities                                             (25,728)        33,635        139,105            -       147,012
                                                                 ---------      ---------      ---------    ---------     ----------
Effect of exchange rate on cash and cash
     equivalents                                                         -              -         (1,381)           -        (1,381)
                                                                 ---------      ---------      ---------    ---------     ----------
Net increase (decrease) in cash and cash
     equivalents                                                     1,595          7,616            775            -         9,986
Cash and cash equivalents at beginning of year                       2,226         10,870          1,784            -        14,880
                                                                 ---------      ---------      ---------    ---------     ----------

Cash and cash equivalents at end of period                       $   3,821      $  18,486      $   2,559    $       -     $  24,866
                                                                 ---------      ---------      ---------    ---------     ----------
                                                                 ---------      ---------      ---------    ---------     ----------